CMG STRATEGIC EQUITY FUND
                                  (the "Fund")
                 Supplement to Prospectus dated December 1, 2004


  Effective November 11, 2005 Mr. Robert A. Unger will be leaving Columbia Management. Effective November 11, 2005 the fourth paragraph under the section entitled "MANAGEMENT" is replaced in its entirety with the following:

  Emil A. Gjester, a vice president of Columbia Management, is the manager for the Fund and has managed or co-managed the Fund since January, 2004. Mr. Gjester has been associated with Columbia Management or its predecessors since 1996.



 SUP-47/90644-0905                                          September 20, 2005